UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 8, 2008

                       Total Nutraceutical Solutions
               ----------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                    0-52864             26-0561199
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

          2811 Reidville Road, Suite 23, Spartanburg, SC  29301
          -----------------------------------------------------
                (Address of principal executive offices)

                             (864) 316-2909
                       ---------------------------
                       (Issuer's telephone number)

                      Generic Marketing Services, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02  Unregistered Sales of Equity Securities

On October 8, 2008, Generic Marketing Services, Inc. (the "Company") issued 5,050,000 unregistered shares of its common stock, par value $0.001, from its treasury to thirteen individuals in exchange for $505,000 cash. Generic Marketing Services sold these shares to further capitalize the Company, in order to execute its business plan.

The Company is relying on the exemption from registration provided by Section 4(2) and Rule 506 of Regulation D under the Securities Act of 1933, as amended ("Regulation D"), for sales to "accredited investors" (as such term is defined in Rule 501 of Regulation D). Each purchaser has represented to the Company that they are an "accredited investor." Management believed that
Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.


Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
           Fiscal Year

The Company filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State to change its corporate name from Generic Marketing Services to Total Nutraceutical Solutions. The corporate name change was approved by the Board of Directors and a super majority of the shareholders. The corporate name change better represents the Company's business focus. The new CUSIP number which reflects the corporate name change for the Company's common stock will be: 89153Y 103.

The Company's Amended Articles of Incorporation are attached hereto as
Exhibit 3.3 and are incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits:

3.3  Amended Articles of Incorporation, dated October 7, 2008.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Total Nutraceutical Solutions
                                formerly known as:
                                Generic Marketing Services, Inc.
                                --------------------------------
                                           Registrant
Date:
October 10, 2008                By: /s/ Frank Arnone
----------------                --------------------------------
                                Name:   Frank Arnone
                                Title:  President/Director









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